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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported) August 16, 2000


                             QUADRAMED CORPORATION
               (Exact name of registrant as specified in charter)


     Delaware                         0-21031                    52-1992861
  (State or other                 (Commission File             (IRS Employer
  jurisdiction of                      Number)               Identification No.)
   incorporation)


                      22 PELICAN WAY, SAN RAFAEL, CA 94901
              (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (415) 482-2100


                                      N/A
         (Former name or former address, if changed since last report.)
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ITEM 5. OTHER INFORMATION

On August 16, 2000, QuadraMed Corporation (the "Company") set the date for its 2000 Annual Meeting of Stockholders as Thursday, October 5, 2000. The record date for determination of the stockholders entitled to notice of and to vote at the meeting will be September 14, 2000.

To be considered for inclusion in the proxy statement for the 2000 Annual Meeting, stockholder proposals must be received by the Company no later than the close of business on August 28, 2000.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (a) None.

     (b) None.

     (c) None.

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        QUADRAMED CORPORATION


DATE: August 16, 2000                   By: /s/ Mark N. Thomas
                                           --------------------------
                                           Mark N. Thomas, Chief Financial
                                           Officer


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